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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): July 15, 2003


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        333-31931                                        13-3961898
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(Commission File Number)                    (I.R.S. Employer Identification No.)


        257 PARK AVENUE SOUTH
         NEW YORK, NEW YORK                              10010-7304
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(Address of Principal Executive offices)                 (Zip Code)


                                 (212) 253-8185
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM  5.   OTHER EVENTS.

           On July 15, 2003, North Atlantic Trading Company, Inc. ("NATC"), Star Scientific, Inc. ("Star") and Star's wholly owned subsidiary Star Tobacco, Inc. ("Star Tobacco"), mutually agreed to terminate the Asset Purchase Agreement entered into by such parties on February 18, 2003, under which NATC was to purchase the cigarette business of Star Tobacco. In connection with the mutual termination, the parties entered into a Termination and Release Agreement ("Termination Agreement") on July 15, 2003, pursuant to which Star will retain the $2 million earnest money deposit that had been placed in escrow by NATC and the parties executed mutual releases of any liabilities arising out of the Asset Purchase Agreement.

           The foregoing description of the Termination Agreement and the related releases are qualified in their entirety by reference to the Termination Agreement and the releases which are filed as exhibits hereto and incorporated herein by reference. The joint press release dated July 15 2003, issued by NATC and Star is also filed as an exhibit hereto.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)        EXHIBITS.

      EXHIBIT NO.                         DESCRIPTION

         2.1 Termination and Release Agreement, dated as of July 15, 2003, among North Atlantic Trading Company, Inc., Star Scientific, Inc. and Star Tobacco, Inc.

         2.2 Release, dated July 15, 2003, executed by North Atlantic Trading Company, Inc.

         2.3 Release, dated July 15, 2003, executed by Star Scientific, Inc. and Star Tobacco, Inc.

         99.1 Joint Press Release of North Atlantic Trading Company, Inc. and Star Scientific, Inc., dated July 15, 2003.



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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NORTH ATLANTIC TRADING COMPANY, INC.

Date: July 17, 2003                    By: /s/ James W. Dobbins
                                           ------------------------------------
                                           Name: James W. Dobbins
                                           Title: Senior Vice President




















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
                                  EXHIBIT INDEX


      EXHIBIT NO.                          DESCRIPTION

         2.1 Termination and Release Agreement, dated as of July 15, 2003, among North Atlantic Trading Company, Inc., Star Scientific, Inc. and Star Tobacco, Inc.

         2.2 Release, dated July 15, 2003, executed by North Atlantic Trading Company, Inc.

         2.3 Release, dated July 15, 2003, executed by Star Scientific, Inc. and Star Tobacco, Inc.

         99.1 Joint Press Release of North Atlantic Trading Company, Inc. and Star Scientific, Inc., dated July 15, 2003.





















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